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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: January 7, 2004

                                   WGNB CORP.
             (Exact name of registrant as specified in its charter)


          Georgia                    000-30805                   58-1640130
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)


                                201 Maple Street
                                  P.O. Box 280
                           Carrollton, Georgia  30117
                              (Address of Principal
                               Executive Offices)


                                 (770) 832-3557
              (Registrant's telephone number, including area code)

                                      None
          (Former name or former address, if changed since last report)


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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     99.1 Press release regarding annual and fourth quarter earnings issued January 7, 2004.

ITEM 12.  DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On JANUARY 7, 2004, WGNB Corp. (the "Company") issued a press release describing selected financial results of the Company for the quarterly period and fiscal year ended December 31, 2003. A copy of the press release is attached as
Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K and the Exhibits attached hereto shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           WGNB CORP.



Date: January 7, 2004              By:
                                      ---------------------------
                                                  Steven J. Haack
                                          Secretary and Treasurer


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